Exhibit 99.8

EXECUTION COPY

AMENDED AND RESTATED GUARANTY

dated as of June 13, 2008

among

THE GUARANTORS FROM TIME TO TIME PARTY HERETO

and

THE BANK OF NEW YORK,

as Collateral Agent

TABLE OF CONTENTS*

		Page
ARTICLE I
GUARANTY

Section 1.01	The Guaranty	1
Section 1.02	Guaranty Absolute	2
Section 1.03	Payments	4
Section 1.04	Discharge; Reinstatement in Certain Circumstances	4
Section 1.05	Waiver by the Guarantors	5
Section 1.06	Agreement to Pay; Subordination of Subrogation Claims	7
Section 1.07	Stay of Acceleration	8
Section 1.08	No Set-Off	8

ARTICLE II
INDEMNIFICATION, SUBROGATION AND CONTRIBUTION

Section 2.01	Indemnity and Subrogation	8
Section 2.02	Contribution and Subrogation	8

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01	Representations and Warranties; Certain Agreements	9
Section 3.02	Information	9
Section 3.03	Subordination by Guarantors	9

ARTICLE IV
SET-OFF

Section 4.01	Right of Set-Off	10

ARTICLE V
MISCELLANEOUS

Section 5.01	Notices	10
Section 5.02	Benefit of Agreement	10
Section 5.03	No Waivers; Non-Exclusive Remedies	11
Section 5.04	Expenses; Indemnification	11
Section 5.05	Enforcement	11
Section 5.06	Amendments and Waivers	12
Section 5.07	Governing Law; Submission to Jurisdiction	12
Section 5.08	Limitation of Law; Severability	12
Section 5.09	Counterparts; Integration; Effectiveness	13
Section 5.10	WAIVER OF JURY TRIAL	13
Section 5.11	Additional Guarantors	13

*	The Table of Contents is not part of the Guaranty.

-i-

Table of Contents (Cont.)

		Page
Section 5.12	Termination; Release of Guarantors	13
Section 5.13	Conflict	13

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AMENDED AND RESTATED GUARANTY dated as of June 13, 2008 (as amended, restated, modified or supplemented from time to time, this “Agreement”) among WorldSpace Systems Corporation, a Delaware corporation, AfriSpace, Inc., a Maryland corporation, Asia Space Limited, a company incorporated under the laws of Australia and WorldSpace Satellite Company, a company incorporated under the laws of the British Virgin Islands (the “Guarantors”), and The Bank of New York (“Bank of New York”), as Collateral Agent for the benefit of the Holders referred to herein.

In connection with the transactions (the “Redemption and Exchange Transaction”) contemplated by that certain Amendment, Redemption and Exchange Agreement, dated as of June 1, 2007 (the “Exchange Agreement”), among WorldSpace, Inc. (the “Borrower”) and the Holders, the Holders have agreed to exchange $45,000,000 principal amount of Existing Notes (as such term is defined in the Exchange Agreement) for first lien bridge notes (the “Bridge Notes”) in the aggregate principal amount of $45,000,000.

To induce the Holders to enter into the Exchange Agreement, the Bridge Notes and the Security Agreement, dated as of June 1, 2007, among the Collateral Agent, the Borrower, the Guarantors and the Holders (collectively, the “Bridge Loan Documents”), the Guarantors provided a joint and several guaranty of all obligations of the Borrower under and in respect of the Bridge Loan Documents.

In connection with the transactions (the “2008 Exchange Transaction”) contemplated by that certain Amendment and Exchange Agreement, dated as of June 13, 2008 (the “Amendment and Exchange Agreement”), the Borrower, the Guarantors and the Holders, each of the Holders agreed to exchange all of the Holder’s Bridge Notes for secured notes (the “Amended and Restated Bridge Notes”). Terms used by not otherwise defined herein that are defined in the Amended and Restated Bridge Notes shall have the meanings given to them in the Amended and Restated Bridge Notes.

To induce the Holders to enter into the Amended and Restated Bridge Notes and the Amendment and Exchange Agreement, and the First Amendment to the First Lien Security Agreement, dated as of June 1, 2007, among the Collateral Agent, the Borrower, the Guarantors (collectively, the “Amended and Restated Bridge Note Documents”), the Guarantors provided a joint and several guaranty of all obligations of the Borrower under and in respect of the Bridge Note Documents. The Borrower and the Guarantors are referred to herein individually as a “Credit Party” and collectively as the “Credit Parties.” As used herein, “Other Credit Parties” means, with respect to any Guarantor, any and all of the Credit Parties other than such Guarantor.

Each of the Guarantors is a Subsidiary or Affiliate of the Borrower and will receive not insubstantial benefits from the Amended and Restated Bridge Notes and the financial accommodations to be made, issued or entered into thereunder. Accordingly, the Guarantors hereby agree with the Collateral Agent for the benefit of the Holders as follows:

ARTICLE I

GUARANTY

Section 1.01 The Guaranty. Each Guarantor unconditionally guarantees, jointly with the other Guarantors, and severally, as a primary obligor and not merely as a surety: (i) the due and punctual payment of all obligations under the Amended and Restated Bridge Notes whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Holder in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and the Other Credit Parties under or pursuant to the Amended and Restated Bridge Notes and the other Bridge Loan Documents (all such monetary and other obligations being herein collectively referred to as the “Guaranteed Obligations”).

Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to the Borrower or any of its Affiliates to the extent that such indebtedness (A) would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by such Guarantor hereunder or (B) has been pledged to, and is enforceable by, Collateral Agent for the benefit of the Collateral Agent or Holders or and (ii) under any guaranty of Indebtedness subordinated in right of payment to the Guaranteed Obligations which guaranty contains a limitation as to a maximum amount similar to that set forth in this paragraph pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets of such Guarantor to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable Law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guaranties by such parties (including the agreements in Article II of this Agreement). In the event that any Guarantor’s liability hereunder is limited pursuant to this paragraph to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.

Section 1.02 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Bridge Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holders with respect thereto. The obligations of the Guarantors under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any Other Credit Party or whether the Borrower or any Other Credit Party is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by each Guarantor, jointly and severally with each other Guarantor of the Guaranteed Obligations in each and every particular. The obligations of each Guarantor hereunder are several from those of the Other Credit Parties and are primary obligations concerning which each Guarantor is the principal obligor. The Holders shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations.

The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Credit Party, the Collateral Agent or any Holder or any other Person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Other Credit Party to the Collateral Agent or any Holder under the Bridge Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or such Other Credit Party.

Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be released, discharged or otherwise affected or impaired by:

(i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of the Borrower or any Other Credit Party under the Amended and Restated Bridge Notes, any other Bridge Loan Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation, by operation of Law or otherwise;

(ii) any change in the manner, place, time or terms of payment of any Guaranteed Obligation or any other amendment, supplement or modification to the Amended and Restated Bridge Notes, the Notes, any Swap Agreement, any other Bridge Loan Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation;

(iii) any release, non-perfection or invalidity of any direct or indirect security for any Guaranteed Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Guaranteed Obligation or any release of any Other Credit Party or any other guarantor or guarantors of any Guaranteed Obligation;

(iv) any change in the existence, structure or ownership of the Borrower or any Other Credit Party or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting the Borrower or any Other Credit Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Guaranteed Obligation;

(v) the existence of any claim, set-off or other right which any Guarantor may have at any time against the Borrower, any Other Credit Party, the Collateral Agent, any Holder or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi) any invalidity or unenforceability relating to or against the Borrower or any Other Credit Party for any reason of the Amended and Restated Bridge Notes, any other Bridge Loan Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation or any provision of applicable Law purporting to prohibit the payment by the Borrower or any Other Credit Party of any Guaranteed Obligation;

(vii) any failure by the Collateral Agent or any Holder: (A) to file or enforce a claim against any Other Credit Party or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any Other Credit Party of any new or additional indebtedness or obligation under or with respect to the Guaranteed Obligations; (C) to commence any action against any Other Credit Party; (D) to disclose to any Guarantor any facts which the Collateral Agent or such Holder may now or hereafter know with regard to any Other Credit Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Guaranteed Obligations;

(viii) any direction as to application of payment by the Borrower, any Other Credit Party or any other Person;

(ix) any subordination by any Holder of the payment of any Guaranteed Obligation to the payment of any other liability (whether matured or unmatured) of any Other Credit Party to its creditors;

(x) any act or failure to act by the Collateral Agent or any Holder under this Agreement or otherwise which may deprive any Guarantor of any right to subrogation, contribution or reimbursement against any Other Credit Party or any right to recover full indemnity for any payments made by such Guarantor in respect of the Guaranteed Obligations; or

(xi) any other act or omission to act or delay of any kind by the Borrower, any Other Credit Party, the Collateral Agent or any Holder or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder (except that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations).

Each Guarantor has irrevocably and unconditionally delivered this Agreement to the Collateral Agent, for the benefit of the Collateral Agent and the Holders, and the failure by any Other Credit Party or any other Person to sign this Agreement or a guaranty similar to this Agreement or otherwise shall not discharge the obligations of any Guarantor hereunder. The irrevocable and unconditional liability of each Guarantor hereunder applies whether it is jointly and severally liable for the entire amount of the Guaranteed Obligations, or only for a pro-rata portion, and without regard to any rights (or the impairment thereof) of subrogation, contribution or reimbursement that such Guarantor may now or hereafter have against any Other Credit Party or any other Person. This Agreement is and shall remain fully enforceable against each Guarantor irrespective of any defenses that any Other Credit Party may have or assert in respect of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations.

Section 1.03 Payments.

(a) Payments to be Made Upon Event of Default. If the Borrower or any Other Credit Party fails to pay or perform any Guaranteed Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise) or if any Event of Default specified in Sections 4(a)(iii) and (iv) of the Amended and Restated Bridge Notes occurs with respect to the Borrower, the Guarantors shall pay the aggregate amount of all Guaranteed Obligations to the Collateral Agent.

(b) General Provisions as to Payments. Each payment hereunder shall be made without set-off, counterclaim or other deduction, in Federal or other funds immediately available in New York City, to the Collateral Agent at the address referred to in Section 5.01 (it being understood that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations).

(c) Application of Payments. All payments received by the Collateral Agent hereunder shall be applied as provided in Section 10.1 of the Security Agreement and Section 4.1 of the Intercreditor Agreement.

Section 1.04 Discharge; Reinstatement in Certain Circumstances. Each Guarantor’s obligations hereunder shall remain in full force and effect until the principal of and interest on the Amended and Restated Bridge Notes and all other amounts payable by the Borrower and the Other Credit Parties under or with respect to the Guaranteed Obligations (other than contingent indemnification obligations) have been paid in full in cash. No payment or payments made by the Borrower, any Other

Credit Party or any other Person or received or collected by any Holder from the Borrower, any Other Credit Party or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, it being understood that each Guarantor shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Guaranteed Obligations (other than contingent indemnification obligations) are paid in full in cash. If at any time any payment by the Borrower, any Other Credit Party or any other Person of any Guaranteed Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or such Other Credit Party or other Person or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Borrower or such Other Credit Party or other Person or any substantial part of its respective property or otherwise, each Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. Each Guarantor agrees that payment or performance of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations shall also toll the statute of limitations applicable to each Guarantor’s liability hereunder.

Section 1.05 Waiver by the Guarantors. Each Guarantor hereby waives, only to the extent permitted by applicable law, presentment to, demand of payment from and protest to the Other Credit Parties of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Collateral Agent or any Holder protect, secure, perfect or insure any Lien or any property subject thereto. Each Guarantor further waives any right to require that resort be had by the Collateral Agent or any Holder to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Collateral Agent or any Holder in favor of any Holder or any other Person. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by Law, and agrees that such Guarantor’s obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

(i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any Other Credit Party, the Collateral Agent, any Holder, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

(ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by the Collateral Agent or any Holder to any Other Credit Party or any other Person liable on the Guaranteed Obligations; or the failure of the Collateral Agent or any Holder to assert any claim or demand or to exercise any right or remedy against any Other Credit Party under the provisions of any Bridge Loan Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Bridge Loan Document or any other agreement, including with respect to any Other Credit Party under this Agreement;

(iii) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Other Credit Party or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Other Credit Party, or any change, restructuring or termination of the corporate structure or existence of any Other Credit Party, or any sale, lease or transfer of any or all of the assets of any Other Credit Party, or any change in the shareholders, partners, or members of any Other Credit Party; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by Law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any Other Credit Party has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Other Credit Party, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

(v) any full or partial release of the liability of any Other Credit Party or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that any party other than the Borrower will be liable to perform the Guaranteed Obligations, or that the Holders will look to any other party to perform the Guaranteed Obligations;

(vi) the taking or accepting of any other security, collateral or guarantee, or other assurance of payment, for all or any part of the Guaranteed Obligations;

(vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

(viii) any right that any Guarantor may now or hereafter have under Section 3-606 of the UCC or otherwise to unimpaired collateral;

(ix) the failure of the Collateral Agent, any Holder or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(x) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the Collateral;

(xi) any payment by any Other Credit Party to the Collateral Agent or any Holder being held to constitute a preference under Title 11 of the United States Code or any similar Federal, foreign or state Law, or for any reason the Collateral Agent or Holder being required to refund such payment or pay such amount to any Other Credit Party or someone else;

(xii) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full payment and satisfaction of the Guaranteed Obligations in cash;

(xiii) the fact that all or any of the Guaranteed Obligations cease to exist by operation of Law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

(xiv) the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Credit Party, the Collateral Agent, any Holder or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; and

(xv) any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, such Guarantor as a matter of Law or equity (it being understood that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations).

All waivers herein contained shall be without prejudice to the right of the Collateral Agent at its option to proceed against any Credit Party or any other Person, whether by separate action or by joinder.

Section 1.06 Agreement to Pay; Subordination of Subrogation Claims. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such Holder as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Holder as provided above, all rights of such Guarantor against any Other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall (including, without limitation, in the case of any Guarantor, any rights of such Guarantor arising under Article II of this Agreement) in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Guaranteed Obligations (other than contingent indemnification obligations). No failure on the part of any Other Credit Party or any other Person to make any payments in respect of any subrogation, contribution, reimbursement, indemnity or similar right (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Holders and shall forthwith be turned over to the Collateral Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Collateral Agent, if required) to be credited against the payment of matured Guaranteed Obligations in accordance with the terms of the Bridge Loan Documents.

Section 1.07 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under or with respect to the Guaranteed Obligations is stayed upon the insolvency or bankruptcy of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Amended and Restated Bridge Notes or any other agreement or instrument evidencing or securing the Guaranteed Obligations shall nonetheless be payable by the Guarantors hereunder, jointly and severally, forthwith on demand by the Collateral Agent in the manner provided in Section 1.01.

Section 1.08 No Set-Off. No act or omission of any kind or at any time on the part of any Holder in respect of any matter whatsoever shall in any way affect or impair the rights of the Collateral Agent or any Holder to enforce any right, power or benefit under this Agreement, and no set-off, claim, reduction or diminution of any Guaranteed Obligation or any defense of any kind or nature which any Guarantor has or may have against the Borrower or any Holder shall be available against the Collateral Agent or any Holder in any suit or action brought by the Collateral Agent or any Holder to enforce any right, power or benefit provided for by this Agreement; provided that nothing herein shall prevent the assertion by any Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims which it may have against any Holder hereunder or otherwise, but any recovery upon such rights and claims shall be had from such Holder separately, it being the intent of this Agreement that each Guarantor shall be unconditionally, absolutely and jointly and severally obligated to perform fully all its obligations, covenants and agreements hereunder for the benefit of each Holder.

ARTICLE II

INDEMNIFICATION, SUBROGATION AND CONTRIBUTION

Section 2.01 Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable Law (but subject to Section 1.07 above), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to any Collateral Document to satisfy a claim of any Holder or the Collateral Agent, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 2.02 Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 1.06 above) that, in the event a payment shall be made by any other Guarantor under this Agreement or assets of any other Guarantor shall be sold pursuant to any Collateral Document to satisfy a claim of any Holder and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 2.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction the numerator of which shall be the net worth of the Contributing Guarantor on the date that the obligation(s) supporting such claim were incurred under this Agreement and the denominator of which shall be the aggregate net worth of all the Guarantors on such date (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.11, the date of the accession agreement executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2.02 shall be subrogated to the rights of such Claiming Guarantor under Section 2.01 to the extent of such payment.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01 Representations and Warranties; Certain Agreements. Each Guarantor hereby represents, warrants and covenants as follows:

(a) All representations and warranties contained in the Bridge Loan Documents that relate to such Guarantor are true and correct.

(b) Such Guarantor agrees to comply with each of the covenants contained in the Bridge Loan Documents that impose or purport to impose, through agreements with the Borrower, restrictions or obligations on such Guarantor.

(c) Such Guarantor acknowledges that any default in the due observance or performance by such Guarantor of any covenant, condition or agreement contained herein may constitute an Event of Default under Section 4(a) of the Amended and Restated Bridge Notes.

(d) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(e) Such Guarantor has, independently and without reliance upon the Collateral Agent or any Holder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Such Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Agreement, and the Board of Directors (or persons performing similar functions in case of a Guarantor which is not a corporation) of such Guarantor has decided that a direct or an indirect benefit will accrue to such Guarantor by reason of the execution of this Agreement.

(f) (i) This Agreement is not given with actual intent to hinder, delay or defraud any Person to which such Guarantor is or will become, on or after the date hereof, indebted; (ii) such Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Agreement; (iii) such Guarantor is solvent on the date hereof and will not cease to be solvent as a result of the giving of this Agreement; (iv) such Guarantor is not engaged in a business or transaction, nor is it about to engage in a business or transaction, for which any property remaining with such Guarantor constitutes an unreasonably small amount of capital; and (v) such Guarantor does not intend to incur debts that will be beyond such Guarantor’s ability to pay as such debts mature.

Section 3.02 Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Other Credit Parties and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or any Holder will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

Section 3.03 Subordination by Guarantors. In addition to the terms of subordination provided for under Section 1.06, each Guarantor hereby subordinates in right of payment all indebtedness of the Other Credit Parties owing to it, whether originally contracted with such Guarantor or acquired by such Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

ARTICLE IV

SET-OFF

Section 4.01 Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and continuation of any Event of Default under the Amended and Restated Bridge Notes, each Holder (and each of its Affiliates) is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Holder (including, without limitation, branches, agencies or Affiliates of such Holder wherever located) to or for the credit or account of any Guarantor against obligations and liabilities of such Guarantor then due to the Holders hereunder, under the other Bridge Loan Documents or otherwise, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Holder subsequent thereto.

ARTICLE V

MISCELLANEOUS

Section 5.01 Notices. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (b) below) electronic mail address specified for notices: (i) in the case of any Guarantor, as set forth on the signature pages hereto; (ii) in the case of the Borrower or any Holder, as specified in or pursuant to 8(i) of the Exchange Agreement; (iii) in the case of the Collateral Agent, as specified in or pursuant to Section 11.06 of the Security Agreement or (iv) in the case of any party, at such other address as shall be designated by such party in a notice to the Collateral Agent and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (b) below), when delivered. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the validity of notice given in accordance with this Section.

(b) Limited Use of Electronic Mail. Except as expressly provided herein or as may be agreed by the Collateral Agent in its sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Bridge Loan Documents for execution by the parties thereto, to distribute executed Bridge Loan Documents in Adobe PDF format and may not be used for any other purpose.

Section 5.02 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Guarantors may assign or transfer any of its interests and obligations without prior written consent of the Required Holders (and any purported assignment or transfer without such consent will be void). Upon the assignment by any Holder of all or any portion of its rights and obligations under the Amended and Restated Bridge Notes (including all or any portion of the payments owing to it under the Amended and Restated Bridge Notes) or any other Bridge Loan Document to any other Person, such other Person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise.

Section 5.03 No Waivers; Non-Exclusive Remedies. No failure or delay on the part of the Collateral Agent or any Holder to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Agreement or any other Bridge Loan Document or other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Bridge Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by Law.

Section 5.04 Expenses; Indemnification.

(a) Expenses. The Guarantors, jointly and severally, agree (i) to pay or reimburse the Collateral Agent (which, for the purposes of this Section 5.04, shall include its directors, officers, employees, agents and counsel) for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated hereby are consummated), and the consummation of the transactions contemplated hereby, including all fees, disbursements and other charges of the respective counsel for the Collateral Agent and each Holder, and (ii) to pay or reimburse the Collateral Agent and each Holder for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights and remedies under this Agreement (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and during any legal proceeding, including any proceeding under any bankruptcy or insolvency proceeding), including all fees and disbursements of counsel (including the allocated charges of internal counsel); provided that the Guarantors shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to up to one local counsel in each applicable local jurisdiction) for all Persons indemnified under this Section 5.04 unless, in the written opinion of outside counsel reasonably satisfactory to the Guarantors and the Collateral Agent, representation of all such indemnified persons would be inappropriate due to the existence of an actual or potential conflict of interest. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Collateral Agent and the costs of independent public accountants and other outside experts retained by or on behalf of the Agents and the Holders. The agreements in this Section 5.04(a) shall survive the Maturity Date and repayment of all Guaranteed Obligations and the resignation or removal of the Collateral Agent.

(b) Contribution. If and to the extent that the obligations of any Guarantor under this Section 5.04 are unenforceable for any reason, each other Guarantor, jointly and severally, hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations as is permissible under applicable Law.

Section 5.05 Enforcement. The Collateral Agent and the Holders agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the written instructions of any of the Holders, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent, for the benefit of the Holders upon the terms of this Agreement and the Amended and Restated Bridge Notes.

Section 5.06 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Guarantor directly affected by such amendment or waiver (it being understood that the addition or release of any Guarantor hereunder shall not constitute an amendment or waiver affecting any Guarantor other than the Guarantor so added or released) and either (i) at all times prior to the time at which all Obligations have been paid in full (other than contingent indemnification obligations), the Collateral Agent (with the consent of the Required Holders); provided, however, that no such amendment, change, discharge, termination or waiver shall be made to Section 1.03(c) hereof or this Section 5.06 without the consent of each Holder adversely affected thereby.

Section 5.07 Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Guarantors hereby irrevocably accepts for itself and in respect of its property, generally and unconditional, the nonexclusive jurisdiction of such courts. Each of the Guarantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum. Each Guarantor hereby irrevocably consents and agrees that any and all process which may be served in any suit, action or proceeding of the nature referred to in this Section 5.07 may be served the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor’s address referred to in Section 5.01, as the case may be. Each Guarantor agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by Law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this Section 5.07 shall affect the right of the Collateral Agent or any Holder to serve process in any manner permitted by Law or limit the right of any Holder to bring proceedings against any Guarantor in the courts of any jurisdiction or jurisdictions.

Section 5.08 Limitation of Law; Severability.

(a) All rights, remedies and powers provided in this may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all of the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

(b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Holders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

Section 5.09 Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile or Adobe PDF file and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on the Guarantors, the Collateral Agent and the Borrower. The Collateral Agent may also require that this Agreement be confirmed by a manually signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature. This Agreement and the other Bridge Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective with respect to each Guarantor when the Collateral Agent shall have received counterparts hereof signed by itself and such Guarantor.

Section 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.11 Additional Guarantors. It is understood and agreed that any Subsidiary of the Borrower that is required by the Amended and Restated Bridge Notes to execute an accession agreement and counterpart of this Agreement after the date hereof shall automatically become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder by executing an accession agreement and counterpart hereof and delivering the same to the Collateral Agent. The execution and delivery of any such instrument shall not require the consent of any other Guarantor or other parts hereunder. The rights and obligations of each Guarantor or other party hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

Section 5.12 Termination; Release of Guarantors.

(a) Termination. Upon the full payment and performance of all Guaranteed Obligations (other than contingent indemnification obligations), this Agreement shall terminate and have no further force or effect.

(b) Release of Guarantors. In the event that all of the capital stock of one or more of the Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 5 of the Amended and Restated Bridge Notes and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Amended and Restated Bridge Notes, to the extent applicable, such Guarantor or Guarantors shall be released from this Agreement, and this Agreement shall, as to each such Guarantor or Guarantors, terminate and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for purposes of this Section 5.12(b)).

Section 5.13 Conflict. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Amended and Restated Bridge Notes, on the other hand, the Amended and Restated Bridge Notes shall control.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the day and year first above written.

GUARANTORS:	WORLDSPACE SYSTEMS CORPORATION

	By:	/s/ Noah A. Samara
	Name:	Noah A. Samara
	Title:	Chief Executive Officer

8515 Georgia Avenue Silver Spring, MD 20910 Telephone: (301) 960-1215 Facsimile: (301) 960-2215 Attention: Donald J. Frickel, Esq.

AFRISPACE, INC.

	By:	/s/ Sridhar Ganesan
	Name:	Sridhar Ganesan
	Title:	Chief Financial Officer

8515 Georgia Avenue Silver Spring, MD 20910 Telephone: (301) 960-1215 Facsimile: (301) 960-2215 Attention: Donald J. Frickel, Esq.

ASIASPACE LIMITED.

	By:	/s/ Richard E. Butler

/s/ Ian G. Cunliffe
	Name:	Richard E. Butler and Ian G. Cunliffe
	Title:	Directors

AsiaSpace Limited Levels 4 and 5 Building 3 Riverside Quay South Melbourne, Australia Attention:

WORLDSPACE SATELLITE COMPANY

	By:	/s/ James R. Laramie
	Name:	James R. Laramie
	Title:	Director

WorldSpace Satellite Company Ltd. Craigmuir Chambers P.O. Box 71, Road Town, Tortola British Virgin Islands Attention:

Acknowledged and Agreed with Respect to Section 2.01:

WORLDSPACE, INC.

By:	/s/ Sridhar Ganesan
Name:	Sridhar Ganesan
Title:	Chief Financial Officer

Agreed to and Accepted:

THE BANK OF NEW YORK, as Collateral Agent

By:	/s/ Timothy E. Burke
Name:	Timothy E. Burke
Title:	Vice President